UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2026

FLUENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37893	77-0688094
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

300 Vesey Street, 9th Floor
New York, New York 10282
(Address of principal executive offices, including ZIP code)

(646) 669-7272
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0005 par value	FLNT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 31, 2026, Inbox Pal, LLC, an indirect subsidiary of Fluent, Inc. (the “Company”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with InsurCo, LLC (“Buyer”).

Pursuant to the Purchase Agreement, Buyer acquired all of the issued and outstanding membership interests of Winopoly, LLC, a New York limited liability company. The aggregate purchase price for the transaction is $3.0 million, payable to Fluent, LLC pursuant to a secured promissory note issued by Buyer at closing. The promissory note is secured by a first-priority security interest in substantially all assets of Buyer, subject only to subordination reasonably required for senior or additional financing as may be reasonablyrequired by a future lender.

In connection with the transaction, prior to closing, the Company contributed to Winopoly, LLC certain assets used or held for use primarily in the business being sold. The transaction excludes all working capital, including pre-closing accounts receivable.

The Purchase Agreement contains customary representations, warranties, covenants, indemnification provisions, and mutual releases, including provisions relating to employee matters and post-closing data use restrictions.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	At-The-Market Issuance Sales Agreement by and between the Company and Lake Street Capital Markets, LLC dated December 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2026	Fluent, Inc.

/s/ Donald Patrick
Donald Patrick
Chief Executive Officer